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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports dated June 1, 1998 on the Champion International Corporation Savings Plan #077 and the Champion International Corporation Savings Plan for Hourly Employees #158 included in this Form 11-K into the Company's previously filed Registration Statement on Form S-8 (Registration No. 333-34069).

                                       /s/ Arthur Andersen LLP



New York, N.Y.
June 26, 1998